Provisions for legal proceedings, judicial deposits and contingent liabilities	12 Months Ended
Dec. 31, 2022
Provisions For Legal Proceedings Judicial Deposits And Contingent Liabilities
Provisions for legal proceedings, judicial deposits and contingent liabilities

18.	Provisions for legal proceedings, judicial deposits and contingent liabilities
18.1.	Provisions for legal, administrative and arbitral proceedings

The Company recognizes provisions for legal, administrative and arbitral proceedings based on the best estimate of the costs for which it is probable that an outflow of resources embodying economic benefits will be required and that can be reliably estimated. These proceedings mainly include:

·	Labor claims, in particular: (i) several individual and collective labor claims; (ii) opt-out claims related to a review of the methodology by which the minimum compensation based on an employee's position and work schedule (Remuneração Mínima por Nível e Regime - RMNR) is calculated; and (iii) actions of outsourced employees.
·	Tax claims including: (i) tax notices for alleged non-compliance with ancillary obligations; (ii) claims relating to benefits previously taken for Brazilian federal tax credits applied that were subsequently alleged to be disallowable; and (iii) claims for alleged non-payment of CIDE on imports of propane and butane.
·	Civil claims, in particular: (i) lawsuits related to contracts; (ii) penalties applied by ANP, mainly relating to production measurement systems; and (iii) litigation involving corporate conflicts.
·	Environmental claims, specially: (i) fines relating to the Company’s offshore operation; (ii) fines relating to an environmental accident in the State of Paraná in 2000; and (iii) public civil action for oil spill in 2004 in Serra do Mar State Park, in the state of São Paulo.

Provisions for legal, administrative and arbitral proceedings are set out as follows:

Non-current liabilities	12.31.2022	12.31.2021
Labor claims	737	716
Tax claims	466	306
Civil claims	1,504	820
Environmental claims	303	176
Total	3,010	2,018

	2022	2021
Opening Balance	2,018	2,199
Additions, net of reversals	1,072	540
Use of provision	(487)	(715)
Revaluation of existing proceedings and interest charges	273	150
Others	(2)	8
Translation adjustment	136	(164)
Closing Balance	3,010	2,018

In preparing its consolidated financial statements for the year ended December 31, 2022, the Company considered all available information concerning legal, administrative and arbitral proceedings in which the Company is a defendant, in order to estimate the amounts of obligations and probability that outflows of resources will be required.

18.2.	Judicial deposits

The Company make deposits in judicial phases, mainly to suspend the chargeability of the tax debt and to maintain its tax compliance. Judicial deposits are set out in the table below according to the nature of the corresponding lawsuits:

Non-current assets	12.31.2022	12.31.2021
Tax	7,876	5,790
Labor	907	796
Civil	2,089	1,275
Environmental	109	101
Others	72	76
Total	11,053	8,038

	2022	2021
Opening Balance	8,038	7,281
Additions	1,710	1,145
Use	(115)	(109)
Accruals and charges	897	263
Others	(9)	3
Translation adjustment	532	(545)
Closing Balance	11,053	8,038

18.3.	Contingent liabilities

Contingent liabilities for which either the Company is unable to make a reliable estimate of the expected financial effect that might result from resolution of the proceeding, or a cash outflow is not probable, are not recognized as liabilities in the financial statements but are disclosed in the notes to the financial statements, unless the likelihood of any outflow of resources embodying economic benefits is considered remote.

The estimates of contingent liabilities are indexed to inflation and updated by applicable interest rates. As of December 31, 2022, estimated contingent liabilities for which the possibility of loss is considered possible are set out in the following table:

Nature	12.31.2022	12.31.2021
Tax	32,094	24,785
Labor	8,272	7,172
Civil - General	7,548	5,720
Civil - Environmental	1,257	1,192
Total	49,171	38,869

The tables below detail the main causes of tax, civil, environmental and labor nature, whose expectations of losses are classified as possible:

		Estimate
Description of tax matters	12.31.2022	12.31.2021
Plaintiff: Secretariat of the Federal Revenue of Brazil
1) Withholding income tax (IRRF), Contribution of Intervention in the Economic Domain (CIDE), Social Integration Program (PIS) and Contribution to Social Security Financing (COFINS) on remittances for payments of vessel charters.

Current status: The claim about the incidence of withholding income tax (Imposto de Renda Retido na Fonte- IRRF) on remittances for payments of vessel charters, occurred from 1999 to 2002, involves the legality of the normative rule issued by the Federal Revenue of Brazil, which ensured no taxation over those remittances. The Company considers the likelihood of loss as possible, since there are decisions from Superior Courts favorable to the Company, and will continue to defend its opinion.

The other claims, concerning CIDE and PIS/COFINS, involve lawsuits in different administrative and judicial stages, for which the Company understands there is a possible likelihood of loss, since there are legal predictions in line with the position of the Company.

	10,386	9,092
2) Income from foreign subsidiaries located outside Brazil not included in the computation of taxable income (IRPJ and CSLL).
Current status: This claim involves lawsuits in different administrative and judicial stages. The Company considers the likelihood of loss as possible, since there are decisions from Superior Courts favorable to the understanding of the Company.	4,396	3,890
3) Requests to compensate federal taxes disallowed by the Brazilian Federal Tax Authority.
Current status: This claim involves lawsuits in different administrative and judicial stages. In 2022, the Company obtained favorable final decisions at CARF and new tax notices were issued.	705	827
4) Incidence of social security contributions over contingent bonuses paid to employees.
Current status: Awaiting defense judgment and appeals at the administrative and judicial levels.	922	706
5) Collection of Contribution of Intervention in the Economic Domain (CIDE) on transactions with fuel retailers and service stations protected by judicial injunctions determining that fuel sales were made without gross-up of such tax.
Current status: This claim involves lawsuits in different judicial stages.	485	428
6) Deduction from the basis of calculation of taxable income (income tax - IRPJ and social contribution - CSLL) of several expenses related to employee benefits.
Current status: The claim involves lawsuits in different administrative and judicial stages.	646	570
7) Income taxes (IRPJ and CSLL) - Capital gains and Amortization of goodwill on the acquisition of equity interests.
Current status: This claim involves lawsuits in different administrative and judicial stages. In 2022, new tax notices were issued against the Company.	501	234
8) Deduction of the PIS and COFINS tax base, including in ship or pay contracts and charters of aircraft and vessels.
Current status: The claims involve lawsuits in different administrative and judicial stages. In 2022, a new tax notice was issued against the Company.	986	330
9) Collection of IRPJ and CSLL - Transfer price - Charter contracts
Current status: In one of the assessments, there was an unfavorable administrative decision. A voluntary appeal by Petrobras is pending judgment. In 2022, a new tax notice was issued against the Company.	498	287
10) Import tax, PIS/COFINS and customs fines - Import of vessels through Repetro's Special Customs Regime.
Current status: This claim involves lawsuits in different administrative and judicial stages. In 2022, a new tax notice was issued against the Company.	294	249
11) Collection of Import tax (II), PIS/COFINS and customs fines including Petrobras as jointly liable.
Current status: In 2022, the Company received a new tax notice regarding the collection on joint liabilities of customs taxes and fines arising from the import of goods under the Repetro regime, for use in the Frade consortium.	2,414	−
12) Customs – Fines of 1% and 5% on the Customs Value.
Fines imposed on the customs value of imported products due to information considered inaccurate in the import declarations. There is a court decision unfavorable to the Company.
Current status: This claim involves lawsuits in different administrative and judicial stages.	240	209
13) Collection of PIS/COFINS – Incidences on Amnesties.
Current status: In 2022, the company received a new tax notice related to the collection of social contributions PIS/COFINS, resulting from the tax transaction provided for in article 3 of the Federal Brazilian Law 13.586/2017.	870	−
Plaintiff: States of SP, RJ, BA, PA, AL, MA, PB, PE, AM and SE Finance Departments
14) VAT (ICMS) and VAT credits on internal consumption of bunker fuel and marine diesel, destined to chartered vessels.
Current status: This claim involves lawsuits in different administrative and judicial stages.	425	367
Plaintiff: States of RJ, AL, BA, PE, PA and RS Finance Departments
15) VAT (ICMS) on dispatch of liquid natural gas (LNG) and C5+ (tax document not accepted by the tax authority), as well as challenges on the rights to this VAT tax credit.

Current status: This claim involves lawsuits in different administrative and judicial stages.	842	746
Plaintiff: States of PE, RJ and PA Finance Departments
16) Alleged failure to write-down VAT (ICMS) credits related to zero tax rated or non-taxable sales made by the Company and its customers.
Current status: This claim involves lawsuits in different administrative and judicial stages. In 2022, new tax notices were issued against the Company.	440	110
Plaintiff: States of RJ, AL, AM, PA, BA, GO, MA, SP and PE Finance Departments
17) Alleged failure to write-down VAT (ICMS) credits related to zero tax rated or non-taxable sales made by the Company and its customers.
Current status: This claim involves lawsuits in different administrative and judicial stages.	916	788
Plaintiff: States of RJ, BA, PE, SE and AM Finance Departments
18) The plaintiff alleges that the transfers between branches, especially in RJ, without segregating VAT (ICMS), under the special regime, reduced the total credits of the central department.
Current status: This claim involves lawsuits in different administrative and judicial stages.	929	800
Plaintiff: States of GO, RJ, PA, BA, SE, SP, PR, AM, CE, MT, RN and PE Finance Departments
19) Appropriation of ICMS credit on the acquisition of goods (products in general) that, in the understanding of the inspection, would fit into the concept of material for use and consumption, being the tax credit undue.
Current status: This claim involves lawsuits in different administrative and judicial stages. In 2022, new tax notices were issued against the Company.	687	569
Plaintiff: States of RJ, PR, AM, BA, PA, PE, SP and AL Finance Departments
20) Incidence of VAT (ICMS) over alleged differences in the control of physical and fiscal inventories.
Current status: This claim involves lawsuits in different administrative and judicial stages. In 2022, new tax notices were issued against the Company.	799	446
Plaintiff: State of SP Finance Department
21) Deferral of payment of VAT (ICMS) taxes on B100 Biodiesel sales and the charge of a 7% VAT rate on B100 on Biodiesel interstate sales, including states in the Midwest, North and Northeast regions of Brazil and the State of Espírito Santo.
Current status: This claim involves lawsuits in different administrative and judicial stages.	263	232
Plaintiff: States of RJ, SP, BA, PE, PR, SE and CE Finance Departments
22) Misappropriation of VAT tax credit (ICMS) on the acquisitions of goods that, per the tax authorities, are not related to property, plant and equipment.
Current status: This claim involves lawsuits in different administrative and judicial stages.	478	417
Plaintiff: States of RJ, SP, BA, AL, PE, CE and AM Finance Departments
23) Misappropriation of VAT tax credit (ICMS) on the acquisitions of drills and chemicals used in the formulation of drilling fluid, per the tax authorities.
Current status: This claim involves lawsuits in different administrative and judicial stages.	486	422
Plaintiff: Municipal government of Angra dos Reis/RJ
24) Added value of ICMS on oil import operations.
Current status: This claim involves lawsuits in several judicial stages. In 2022, judicial decisions favorable to the Company were handed down in two lawsuits, by the Court of Justice of Rio de Janeiro. There is a Special Appeal filed by the Municipality pending judgment.	347	289
Plaintiff: Several Municipalities
25) Alleged failure to withhold and pay tax on services (ISSQN).
Current status: There are lawsuits in different administrative and judicial stages.	223	201
Plaintiff: Municipal governments of the cities of Anchieta, Aracruz, Guarapari, Itapemirim, Marataízes, Linhares, Vila Velha and Vitória
26) Alleged failure to withhold and pay tax on services provided offshore (ISSQN) in favor of some municipalities in the State of Espírito Santo, under the allegation that the service was performed in their "respective coastal waters".
Current status: This claim involves lawsuits in different administrative and judicial stages. In 2022, the lawsuits were reclassified to remote loss due to a decision favorable to the Company's thesis in the Court of Justice of Espírito Santo.	−	1,071
27) Other tax matters	1,916	1,505
Total for tax matters	32,094	24,785

		Estimate
Description of labor matters	12.31.2022	12.31.2021
Plaintiff: Employees and Sindipetro Union of ES, RJ, BA, MG, SP, PE, PB, RN, CE, PI, PR and SC.
1) Actions requiring a review of the methodology by which the minimum compensation based on an employee's position and work schedule (Remuneração Mínima por Nível e Regime - RMNR) is calculated.
Current status: The dispute is in the Federal Supreme Court (STF). On 07/28/2021, Petrobras filed an appeal and the Minister Rapporteur decided favorably to the Company, reforming the decision of the Plenary of the Superior Labor Court (TST) which was contrary to Petrobras. Currently, the judgment of the appeals filed by the plaintiff and by several amici curiae is in progress, with 3 votes in favor of the Company, recognizing the merit of the collective bargaining agreement signed between Petrobras and the unions. Considering that the last minister to vote requested a view, the trial was suspended, and is juts pending the presentation of the vote by this last minister.	6,806	5,917
2) Other labor matters	1,466	1,255
Total for labor matters	8,272	7,172

		Estimate
Description of civil matters	12.31.2022	12.31.2021
Plaintiff: Agência Nacional de Petróleo, Gás Natural e Biocombustíveis - ANP and other agencies

1) Administrative and legal proceedings that discuss:

a) Difference in special participation and royalties in different fields;

b) Fines imposed by ANP due to alleged failure to comply with the minimum exploration activities program, as well as alleged irregularities relating to compliance with oil and gas industry regulation. It also includes fines imposed by other agencies.

Current status: The claims involve lawsuits in different administrative and judicial stages. In 2022, new tax notices were issued against the Company.	1,980	1,197
Plaintiff: Agência Nacional de Petróleo, Gás Natural e Biocombustíveis - ANP
2) Proceedings challenging an ANP order requiring Petrobras to unite Tupi and Cernambi fields on the BM-S-11 joint venture; to unite Baúna and Piracicaba fields; and to unite Tartaruga Verde and Mestiça fields, which would cause changes in the payment of special participation charges.

Current status: This list involves claims that are disputed in court and in arbitration proceedings, as follows. In 2022, there was an increase in the value, due to the judicial deposits that are made by Petrobras:

a) Tupi and Cernanbi: initially, the Company made judicial deposits for the alleged differences resulting from the special participation. However, with the reversal of the favorable injunction, the payment of these alleged differences were made directly to ANP, and such judicial deposits were resumed in the 2nd Quarter of 2019. Arbitration remains suspended by court decision;

b) Baúna and Piracicaba: the Federal Regional Court of the Second Region upheld the suspension of arbitration. Petrobras filed appeals with the Superior Courts.

c) Tartaruga Verde and Mestiça: The Company has authorization to make the judicial deposits relating to these fields. The Regional Federal Court of the Second Region has the opinion that the Chamber of Arbitration has jurisdiction on this claim and the arbitration is ongoing up to item 6 of the joint schedule (pre-hearing meeting) formulated by the parties.

	1,531	829
Plaintiff: Agência Estadual de Regulação de Serviços Públicos de Energia, Transportes e Comunicações da Bahia (AGERBA) and State Gas Companies
3) Public Civil Action (ACP) to discuss the alleged illegality of the gas supply made by the company to its Nitrogenated Fertilizer Production Unit (FAFEN / BA).
Current status: The claims involve lawsuits in different administrative and judicial stages. In 2022, there was a decrease in value due to agreements entered into by Petrobras.	39	318
Plaintiff: Several service providers
4) Claims related to goods and services supply contracts, with emphasis on discussions about economic and financial imbalance, contractual breach, fines and early termination of contracts.
Current status: The claims involve lawsuits in different administrative and judicial stages. In 2022, there was an increase in value due to new lawsuits and decisions unfavorable to Petrobras.	2,988	2,491
5) Several lawsuits of civil nature, with emphasis on those related to expropriation and easement of passage, civil liability and portfolio management.	1,010	885
Total for civil matters	7,548	5,720

		Estimate
Description of environmental matters	12.31.2022	12.31.2021
Plaintiff: Several authors, notably: Ministério Público Federal, Ministério Público Estadual do Paraná, AMAR - Associação de Defesa do Meio Ambiente de Araucária, IAP - Instituto Ambiental do Paraná and IBAMA - Instituto Brasileiro de Meio Ambiente e Recursos Naturais Renováveis.
1) Several lawsuits of an environmental nature, with emphasis on fines related to the company's operations and public civil action for alleged environmental damage due to the sinking of Platform P-36.	1,257	1,192
Total for environmental matters	1,257	1,192

18.4.	Class action and related proceedings
18.4.1.	Class action in the Netherlands

On January 23, 2017, Stichting Petrobras Compensation Foundation ("Foundation") filed a class action in the Netherlands, at the District Court of Rotterdam, against Petróleo Brasileiro S.A. – Petrobras, Petrobras International Braspetro B.V. (PIB BV), Petrobras Global Finance B.V. (PGF), Petrobras Oil & Gas B.V. (PO&G) and some former Petrobras managers.

The Foundation alleges that it represents the interests of an unidentified group of investors and asserts that, based on the facts revealed by the Lava-Jato Operation, the defendants acted illegally before the investors. Based on these allegations, the Foundation is seeking a series of court declarations from the Dutch court.

On May 26, 2021, after previous intermediate decisions in which the Court decided that it has jurisdiction to judge the majority of the seven requests made by the Foundation, the District Court of Rotterdam decided that the class action must proceed and that the arbitration clause of Petrobras' bylaws does not prevent the Company's shareholders from having access to the Dutch Judiciary and being represented by the “Foundation”. However, investors who have already started arbitration against Petrobras or who are parties to legal proceedings in which the applicability of the arbitration clause has been definitively recognized are excluded from the action.

In 2021 and 2022, the parties presented their arguments and defenses in writing regarding the merits of the claims and the Court scheduled hearings for oral arguments, which took place on January 17 and 24, 2023. At these hearings, the Court did not provide any indications as to the content of its decision on the merits of the case. The Court determined that Petrobras and the other defendants may present additional statements on February 22, 2023, after which the Court intends to issue a sentence on July 26, 2023. Such deadline is indicative and the decision may be postponed or anticipated.

This class action concerns complex issues and the outcome is subject to substantial uncertainties, which depend on factors such as: the scope of the arbitration clause of the Petrobras Statute, the jurisdiction of the Dutch courts, the scope of the agreement that ended the Class Action in the United States, the Foundation's legitimacy to represent the interests of investors, the several laws applicable to the case, the information obtained from the production phase of evidence, the expert analyses, the timetable to be defined by the Court and the judicial decisions on key issues of the process, possible appeals, including before the Dutch Supreme Court, as well as the fact that the Foundation seeks only a declaratory decision in this class action. It is currently not possible to predict whether the Company will be liable for the effective payment of damages in any future individual claims, as this analysis will depend on the outcome of these complex procedures. In addition, it is not possible to know which investors will be able to bring subsequent individual actions related to this matter against Petrobras.

Furthermore, the claims formulated are broad, cover a multi-year period and involve a wide variety of activities and, in the current scenario, the impacts of such claims are highly uncertain. The uncertainties inherent in all of these issues affect the value and duration of final resolution of this action. As a result, Petrobras is unable to estimate an eventual loss resulting from this action. However, Petrobras reiterates its condition as a victim of the corruption scheme revealed by the Lava-Jato operation and intends to present and prove this condition before the Dutch court.

Considering the uncertainties, it is not possible to make any reliable assessment regarding possible risks related to this litigation. The eventual indemnification for the alleged damages will only be determined by judicial decisions in later actions to be brought by individual investors. The Foundation cannot claim compensation for damages within the scope of the class action, since the final decision will be merely declaratory.

The Company deny the allegations made by the Foundation and intend to defend itself vigorously.

18.4.2.	Arbitration in Argentina

On September 11, 2018, Petrobras was served of an arbitral claim filed by Consumidores Financieros Asociación Civil para su Defensa ("Association") against the Company and other individuals and legal entities, before the “Tribunal de Arbitraje General de la Bolsa de Comercio de Buenos Aires”. Among other issues, the Association alleges Petrobras' liability for a supposed loss of market value of Petrobras' shares in Argentina, due to proceedings related to Lava Jato investigation.

On June 14, 2019, the Chamber of Arbitration recognized the withdrawal of the arbitration due to the fact that the Association had not paid the arbitration fee within the established period. The Association appealed to the Argentine Judiciary against this decision, which was rejected on November 20, 2019. The Association filed a new appeal addressed to the Argentine Supreme Court, pending a final decision.

The Company deny the allegations presented by the Association and intends to defend itself vigorously.

18.4.3.	Other legal proceedings in Argentina

Petrobras was included as a defendant in criminal actions in Argentina:

·	Criminal action for alleged non-compliance with the obligation to publish “press release” in Argentina about the existence of a class action filed by the Association before the Commercial Court, according to the provisions of the Argentine capital market law. Petrobras was never mentioned in the scope of the referred collective action. Petrobras presented procedural defenses in the criminal action but some of them have not yet been judged by the court. On March 4, 2021, the Court (Room A of the Economic Criminal Chamber) decided that the jurisdiction for the trial of this criminal action should be transferred from the Criminal Economic Court No. 3 of the city of Buenos Aires to the Criminal Economic Court No. 2 from that same city;
·	Criminal action related to an alleged fraudulent offer of securities, when Petrobras allegedly declared false data in its financial statements prior to 2015. Petrobras presented preliminary defense on the merits, which has not yet been considered by the judge, in addition to procedural defenses, which are currently subject of appeals in Argentine courts. On October 21, 2021, after an appeal by the Association, the Court of Appeals revoked the lower court decision that had recognized Petrobras' immunity from jurisdiction and recommended that the lower court take some steps to certify whether the Company could be considered criminally immune in Argentina for further reassessment of the issue. Petrobras appealed against this decision before the Court of Cassation, and the Company's appeal was denied. After the lower court denied Petrobras immunity from jurisdiction, the Company appealed to the Court. On December 27, 2022, the Court again considered the first instance decision premature, determining that a third one be issued, still pending. On another procedural front, on September 14, 2022, the decision that had recognized that the Association could not act as a representative of financial consumers was reformed by the Court of Cassation after an appeal by the Association. On November 2, 2022, Petrobras filed an appeal against this decision before the Argentine Supreme Court, which is still pending judgment. This criminal action is pending before the Criminal Economic Court No. 2 of the city of Buenos Aires.
18.4.4.	Lawsuit in the United States related to Sete Brasil Participações S.A. ("Sete")

In February 2016, EIG Management Company, LLC and certain affiliated funds (collectively referred to as “EIG”) filed a claim in the District Court for the District of Columbia in Washington, D.C. regarding the indirect purchase of equity interests in Sete Brasil, a company created to build platforms with high local content. In this process, EIG claims that Petrobras would have induced the plaintiffs to invest in Sete Brasil and that it was one of those responsible for the financial crisis of Sete, which filed for judicial recovery in Brazil.

In 2017, the District Court denied the summary filing request submitted by Petrobras and decided that the process should proceed to the evidence production phase. There was the filing of appeals by Petrobras, and this appeal phase lasted until January 16, 2020, when the decision of the Court of the District of Columbia became final. During 2020, the parties engaged in extensive exchanges of documents and other documentary evidence. The parties also heard the testimonies of several witnesses to the events. In 2021, in addition to the continuity of such hearings, expert evidence was produced, as well as the parties submitted requests for the case to be judged summarily (motion for summary judgment).

On August 8, 2022, the judge upheld EIG's claim as to Petrobras' responsibility for the alleged losses, which are recorded in the third quarter of 2022 as provisions for legal proceedings, but denied the motion for summary judgment with respect to damages, whereby the award of compensation will be subject to the proof of damages by EIG at a hearing and to the consideration of the defenses by the Company. In the same decision, the judge denied the request to dismiss the case based on Petrobras' immunity from jurisdiction, which is why an appeal was filed with the Federal Court of Appeals for the District of Columbia.

On August 26, 2022, a request was filed by Petrobras for the action to be suspended until the judgment of the appeal, and such suspension was granted by the judge on October 26, 2022.

On August 26, 2022, the District Court of Amsterdam granted a precautionary measure to block certain Petrobras assets in the Netherlands, at the request of EIG.. The decision was based on that rendered precautionary measure by the District Court of the District of Columbia, on August 8, 2022, and was intended to ensure the satisfaction of EIG's claims contained in the aforementioned US lawsuit. For the purpose of this injunction alone, the District Court of Amsterdam limited EIG's claims to a total of US$ 297.2, although the US Court ruled that any award of damages would depend on evidence of damages by EIG at a trial hearing. There are some discussions about the scope of the assets blocked by EIG, but there is no related lawsuit pending in the Netherlands. This precautionary block does not prevent Petrobras and its subsidiaries from complying with their obligations to third parties.

18.5.	Arbitrations in Brazil

Petrobras is also currently a party to seven arbitrations proceedings before the Market Arbitration Chamber (Câmara de Arbitragem do Mercado - CAM), linked to the Brazilian Stock Exchange (B3), brought by investors who purchased Petrobras’ shares traded on B3. Six of these arbitrations were initiated by national and foreign investors. The other proceeding was brought by an association that is not a shareholder of the Company and intends to be a collective arbitration, through representation of all minority shareholders of Petrobras that acquired shares on B3 between January 22, 2010 and July 28, 2015. Investors claim alleged financial losses caused by facts uncovered in the Lava Jato investigation.

These claims involve complex issues that are subject to substantial uncertainties and depend on a number of factors such as the novelty of the legal theories, the timing of the Chamber of Arbitration decisions, the information produced in discovery and analysis by retained experts.

Moreover, the claims asserted are broad and span a multi-year period. The uncertainties inherent in all such matters affect the amount and timing of their ultimate resolution. As a result, the Company is unable to make a reliable estimate of eventual loss arising from such arbitrations.

Depending on the outcome of these complaints, the Company may have to pay substantial amounts, which may have a significant effect on its consolidated financial position, financial performance and cash flows in a certain period. However, Petrobras does not recognize responsibility for the losses alleged by investors in these arbitrations.

Most of these arbitrations are still in the preliminary stages and a final decision is not expected in the near future. However, in relation to one of the arbitrations, proposed by two institutional investors, on May 26, 2020, a partial arbitral award was issued indicating the Company's responsibility, but not determining the payment of amounts by Petrobras, nor ending the procedure. This arbitration, as well as the other arbitrations in progress, are confidential and the partial arbitral award - which does not represent a CAM position, but only of the three arbitrators that make up this arbitration panel - does not extend to the other ongoing arbitrations.

On July 20, 2020, Petrobras filed a lawsuit for the annulment of this partial arbitral award, as the Company understands that the award contains serious flaws and improprieties. On November 11, 2020, the 5th Business Court of Rio de Janeiro annulled the partial arbitration award, due to these serious flaws and improprieties pointed out by Petrobras. The appeals against this decision are still pending judgement. In compliance with CAM rules, the lawsuit is confidential and only available to those involved in the original arbitration proceeding. Petrobras will continue to defend itself in this and other arbitrations.

In the year ended December 31, 2022, there were no events that changed the assessment and information on arbitrations in Brazil.

18.6.	Tax recoveries under dispute - Compulsory Loan - Eletrobrás

The Brazilian Federal Government, aiming to finance the expansion of the national electricity system, established the compulsory loan that lasted until 1993 in favor of Eletrobrás, which was the operator of this system. The loan was charged to consumers' electricity bills.

In 2010, the Company filed a lawsuit to recognize its right to receive the differences in monetary correction and interest on a compulsory loan from Eletrobrás, in relation to the third conversion of Eletrobrás shares, in the period from 1987 to 1993.

In December 2022, the court issued a final decision in favor of the Company in relation to the merits of the case. Currently, it is at the beginning of the execution phase, when the Company's credit will be determined and settled. Considering that legal discussions are still pending regarding the methodology for calculating, the Company is still unable to estimate the amount of the contingent asset.

18.7.	Lawsuits brought by natural gas distributors and others

In 2022, Petrobras entered into agreements with CEGÁS, SC GÁS and ES GÁS, with the aim of putting an end to existing litigation and pacifying controversial issues regarding the price of natural gas supplied, based on the current economic conditions of the natural gas market. Regarding ES GÁS, the new gas purchase and sale agreements were signed and became effective in February 2023. In relation to the State of Minas Gerais, the matter remains in court, however the gas price collection continues to be carried out in accordance with the current Contract signed between Petrobras and GASMIG.

The sale of gas by Petrobras, in the state of Rio de Janeiro, has been taking place under the terms of the injunctions granted, observing the conditions of the gas supply contracts that would end on December 31, 2021 but had their terms extended by these injunctions.

In the state of Sergipe, the sale of gas has been taking place under the terms of the injunction granted in a legal proceeding that is under justice secrecy.

Accounting policy for provisions for legal, administrative and arbitral proceedings, contingent liabilities and contingent assets

Provisions are recognized when: (i) the Company has a present obligation as a result of a past event; (ii) it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation, and (iii) the amount of the obligation can be reliably estimated.

Contingent liabilities are not recognized but are disclosed in explanatory notes when the likelihood of outflows is possible, including those whose amounts cannot be estimated, considering the best information available to the date of the issuance of these financial statements.

The methodology used to estimate the provisions is described in note 4.4.

Contingent assets are not recognized, but are disclosed in explanatory notes when the inflow of economic benefits is considered probable and the amount is considered material. However, if the inflow of economic benefits is virtually certain, which, in general, considers the final and unappealable decision, and if the value can be reliably measured, the related asset is not a contingent asset anymore and it is recognized.